EXHIBIT 4.7

                       Assignment and Assumption Agreement
                                 by and between

                               Halo Resources Ltd.
                                       and
                             Wolfden Resources Inc.

                                      dated
                                 April 15, 2005.

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS AGREEMENT is made effective as of the 15th day of April, 2005.

BETWEEN:

                  WOLFDEN RESOURCES INC., a corporation incorporated under the laws of the Province of Ontario

                  (hereinafter referred to as "Assignor")

                                                               OF THE FIRST PART

                                     - and -

                  HALO RESOURCES LTD., a corporation existing under the laws of the Province of British Columbia

                  (hereinafter referred to as "Assignee")

                                                              OF THE SECOND PART

         WHEREAS pursuant to the terms of the Option Agreement (as hereinafter defined), the Assignor has the option to acquire from GeoNova Explorations Inc. a 50 per cent interest in the mining claims and mining concessions located in Lesueur Township in the Abitibi Region of Quebec comprising what is commonly known as the Bachelor Lake Property, as such mining claims and mining concessions are more particularly described in schedule A to the Option Agreement;

         AND WHEREAS the Assignor and the Assignee entered into a heads of agreement dated November 12, 2004 pursuant to which the Assignor agreed to assign, sell, transfer and convey to the Assignee, among other things, its option to acquire up to a 50 per cent interest in the Bachelor Lake Property pursuant to the Option Agreement and the Assignee agreed to assume all liabilities and obligations of the Assignor under and in connection with the Option Agreement and the Bachelor Lake Property;

         AND WHEREAS pursuant to a sale and purchase agreement dated November 10, 2004, GeoNova Explorations Inc. transferred its 100 per cent interest in the Bachelor Lake Property and all of its right, title and interest in and to, and all of its obligations under, the Option Agreement to Metanor Resources Inc. and Metanor Resources Inc. agreed to be bound by, and agreed that its right, title and interest in and to the Bachelor Lake Property is bound by, the Option Agreement;

         AND WHEREAS the Assignor and Assignee wish to enter into an agreement providing for the assignment by the Assignor to the Assignee of, among other things, the Assignor's right, title and interest in and to the Option Agreement and the option to acquire up to a 50 per cent interest in the Bachelor Lake Property pursuant to the Option Agreement, and the assumption by the Assignee of the liabilities and obligations of the Assignor under the Option Agreement and in respect of the Bachelor Lake Property, on the terms and conditions set forth in this Agreement.

         NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.       DEFINITION, INTERPRETATION AND SCHEDULES

         (a)      DEFINITIONS

         Where used in this Agreement the following words and terms with the initial letter or letters thereof capitalized shall have the meanings ascribed to them below:

                  (i) "Affiliate" of a Person means any Person that is an "affiliated entity" of the first-mentioned Person under Rule 45-501 of the Securities Commission as such rule exists on the date of this Agreement;

                  (ii) "Agreement" means this assignment and assumption agreement, including the schedules attached hereto, as the same may be amended, supplemented or replaced from time to time;

                  (iii) "Ancillary Documents" means all agreements, certificates, acknowledgements, deeds, conveyances, assurances, transfers, assignments and other documents executed and delivered, or to be executed and delivered, by the Assignor or the Assignee, as the case may be, in connection with the completion of the transactions contemplated hereby, including the assignment of the Assigned Assets and the assumption of the Assumed Obligations;

                  (iv) "Applicable Law" means, with respect to any Person, any federal, provincial, local or municipal law, ordinance, regulation, rule, code, order, other requirement or rule of law or rule, instrument or policy of any stock exchange or securities commission applicable to such Person or to any of the properties, assets, officers, directors, employees, independent contractors or agents of such Person;

                  (v) "Assigned Assets" means all of the Assignor's right, title and interest in and to the Bachelor Lake Option and the Bachelor Lake Property and in, to and under the Option Agreement;

                  (vi) "Assignee Regulatory Approval" means the approval of the Exchange;

                  (vii) "Assumed Obligations" means all liabilities and obligations of the Assignee under and in connection with the Option Agreement and the Bachelor Lake Property, including those described in subsection 2(e) hereof;

                  (viii) "Bachelor Lake Option" means the right of the Assignor to acquire up to a 50 per cent interest in the Bachelor Lake Property pursuant to the Option Agreement;

                  (ix) "Bachelor Lake Property" means the mining claims and mining concessions described in schedule A to the Option Agreement, and after the date hereof includes any renewal thereof and any form of successor or substitute title thereto;

                  (x)      "Bonus Consideration" means $250,000;

                  (xi) "Bonus Shares" means 250,000 Common Shares provided that, in the event that, prior to the time which the Bonus Shares would otherwise be required to be issued hereunder, there shall occur

                           A. a reclassification or redesignation of the Common Shares, a change of the Common Shares into other shares or securities or any other capital reorganization involving the Common Shares,

                           B. a consolidation or subdivision of the Common Shares or an amalgamation, arrangement or merger of the Corporation with or into another body corporate which results in a change to the Common Shares, or

                           C. the transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another Person,

                           (any of such events being called a "Capital Reorganization"), "Bonus Shares" shall thereafter mean the kind and number of shares and other securities or property resulting from the Capital
                           Reorganization which the Assignor would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Assignor had been the registered holder of 250,000 Common Shares and provided further that if any successive event or events as set out in subparagraphs A, B and C above shall occur (any such events being called an "Additional Capital Reorganization") after a Capital Reorganization, "Bonus Shares" shall thereafter mean, for each and every Additional Capital Reorganization, the kind and number of shares and other securities or property resulting from such Additional Capital Reorganization which the Assignor would have been entitled to receive as a result of such Additional Capital
                           Reorganization if, on the effective date of such Additional Capital Reorganization, the Assignor had been the registered holder of the kind and number of shares and other securities or property which the Assignor was entitled to receive as a result of the Capital Reorganization and each prior Additional Capital Reorganization;

                  (xii) "Business Day" means any day other than a Saturday, Sunday or any holiday when banks in the Province of Ontario are normally closed for business;

                  (xiii) "Cash Consideration" means the aggregate amount of cash to be paid by the Assignee to the Assignor pursuant to subsection 2(b) hereof;

                  (xiv) "Closing" means the completion of the assignment by the Assignor to the Assignee of the Assigned Assets and the assumption by the Assignee of the Assumed Obligations;

                  (XV) "Closing Date" means April 20, 2005 or such other date as the Assignor and the Assignee may mutually agree upon in writing, provided that such date occurs prior to the commencement of drilling on the Bachelor Lake Property by the Operator;

                  (xvi) "Common Shares" means the common shares which the Assignee is authorized to issue as constituted on the date hereof;

                  (xvii) "Consideration Shares" means that number of Common Shares to be issued by the Assignee to the Assignor pursuant to subsection 2(b) hereof;

                  (xviii)  "Exchange" means the TSX Venture Exchange;

                  (xix)    "GeoNova"   means   GeoNova   Explorations   Inc.   a
                           corporation   existing  under  the  CANADA   BUSINESS
                           CORPORATIONS ACT and includes any successor thereto;

                  (xx) "Governmental Authority" means any Canadian federal, provincial, local or municipal governmental, regulatory or administrative authority, agency or commission or any court, tribunal or judicial or arbitral body;

                  (xxi)    "Jurisdictions"   means  the   Provinces  of  British
                           Columbia, Alberta and Quebec collectively (any of which may be referred to as a "Jurisdiction");

                  (xxii) "Lien" means any encumbrance of any nature or kind whatever and includes a security interest, mortgage, lien, hypothec, pledge, hypothecation, assignment, charge or other security;


                  (xxiii) "Losses" means, in respect of any matter or thing, all claims, demands, proceedings, losses, damages, liabilities, obligations, deficiencies, costs and expenses (including, without limitation, all legal and other professional fees and disbursements, interest, penalties and amounts paid in settlement) arising directly or indirectly as a consequence of such matter;


                  (xxiv) "Metanor" means Metanor Resources Inc., a corporation incorporated under the CANADA BUSINESS CORPORATIONS ACT and includes any successor thereto;

                  (xxv) "MI 45-102" means Multilateral Instrument 45-102 - RESALE OF SECURITIES of the Canadian Securities Administrators;

                  (xxvi) "Operator" means the current operator of the Bachelor Lake Property, being the Assignor;

                  (xxvii) "Option Agreement" means the letter agreement dated April 24, 2003 between the Assignor and GeoNova, a copy of which is attached hereto as schedule A, and which has been assigned by GeoNova to Metanor;

                  (xxviii) "Person" means an individual,  a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

                  (xxix) "Securities Commission" means the Ontario Securities Commission; and

                  (xxx) "Securities Laws" means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and interpretation notes of the securities regulatory authorities (including the Exchange) of, the applicable jurisdiction or jurisdictions collectively.

         (b)      INTERPRETATION

                  (i) References herein to sections, subsections, paragraphs or subparagraphs shall be construed as references to sections, subsections, paragraphs or subparagraphs, as the case may be, of this Agreement.

                  (ii) The headings of sections and subsections herein are inserted for convenience of reference only and shall not affect the meaning or intent of the provisions hereof.

                  (iii) In this Agreement, unless the context otherwise requires, words importing the singular number only shall include the plural and VICE VERSA, words importing persons shall include individuals, corporations, partnerships, associations, trusts, unincorporated organizations, governmental bodies and all other entities whatsoever and words importing the masculine gender shall include the feminine gender and the neuter and VICE VERSA.

                  (iv) Unless otherwise specifically indicated, all dollar amounts referred to in this Agreement are expressed in Canadian funds.


         (c)      KNOWLEDGE

                  The term "knowledge", when used herein to modify or describe the state of knowledge of factual or legal matters, whether or not used with any other limiting or expansive language, means to the knowledge of the Person so stating after reasonable inquiry. With respect to the Assignor, "reasonable inquiry" shall comprise inquiry of appropriate and knowledgeable employees, directors and officers of the Assignor.

         (d)      SCHEDULES

                  The following schedules are attached to this Agreement and are deemed to be a part of and incorporated into this Agreement:

                           SCHEDULE     TITLE

                              A         Option Agreement
                              B         Net Smelter Returns Royalty
                              C         Details of Assignor's Expenditures
                              D         Sale and Purchase Agreement dated
                                        November 10, 2004 between GeoNova
                                        and Metanor


2.       ASSIGNMENT OF ASSIGNED ASSETS AND ASSUMPTION OF ASSUMED OBLIGATIONS

         (a)      Upon and subject to the terms and conditions set out herein,

                  (i)      the Assignor hereby agrees:

                           A. to sell, transfer, assign, convey and set over to the Assignee, effective as of the Closing, all of the Assignor's right, title, benefit and interest in and to, the Assigned Assets, with the Bachelor Lake Option, the interest of the Assignor in the Option

                                    Agreement and the rights of the Assignor in and under the Option Agreement being free and clear of all Liens, options, rights of first refusal or other rights, title or interests or any right capable of becoming any of the foregoing; and

                           B. to delegate to the Assignee, effective as of the Closing, all of the Assignor's duties, obligations and liabilities under and in connection with the Assigned Assets; and

                  (ii) the Assignee hereby agrees to acquire, effective as of the Closing, all of the Assignor's right, title, benefit and interest in and to the Assigned Assets and to assume, effective as of the Closing, all of the Assignor's duties, obligations and liabilities under and in connection with the Assumed Obligations;

                  in each case on and subject to the terms and conditions hereinafter set out.

         (b) The aggregate consideration for the assignment of the Assigned Assets to the Assignee shall consist of:

                  (i) the amount of $650,000, which amount shall be paid by the Assignee to the Assignor at the Closing in accordance with subsection 9(b) hereof;

                  (ii) 1,400,000 Common Shares, which Common Shares shall be issued by the Assignee to the Assignor at the Closing in accordance with subsection 9(b) hereof;

                  (iii) the amount equal to 50 per cent of the aggregate amount in excess of $1,600,000 to a maximum of $3,000,000, spent by the Assignor up to the time of Closing on exploration programs pursuant to the Option Agreement, which amount shall be paid by the Assignee to the Assignor at the Closing in accordance with subsection 9(b) hereof;

                  (iv) that number of Common Shares at a deemed price of $1.00 per Common Share equal to 50 per cent of the amount in excess of $1,600,000 to a maximum of $3,000,000, spent by the Assignor up to the time of Closing on exploration programs pursuant to the Option Agreement, which number of Common Shares shall be issued by the Assignee to the Assignor at the Closing in accordance with subsection 9(b) hereof;

                  (v) the amount equal to the aggregate amount in excess of $3,000,000 spent by the Assignor up to the time of Closing on exploration programs pursuant to the Option Agreement, which amount shall be paid by the Assignee to the Assignor at the Closing in accordance with subsection 9(b) hereof; and

                  (vi) the assumption of the Assumed Obligations, the payment of the Bonus Consideration, the issuance of the Bonus Shares and the grant of the net smelter returns royalty, all pursuant to and in accordance with the terms of this Agreement.

         (c) In the event that the Assignee exercises the Bachelor Lake Option and acquires a 50% right, title and interest in and to the Bachelor Lake Property and the Bachelor Lake Property is thereafter placed into production, the Assignee shall pay to the Assignor the Bonus Consideration by certified cheque or bank draft (or the Assignee shall pay the Bonus Consideration to the Assignor by wire transfer or other means acceptable to the Assignor) and issue to the Assignor the Bonus Shares, in each case within five Business Days after 50,000 ounces of gold or gold equivalent have been produced from the Bachelor Lake Property.



         (d) In the event that after the Closing the Assignee exercises the Bachelor Lake Option and acquires a 50% right, title and interest in and to the Bachelor Lake Property, the Assignor shall be entitled to a one-half of one per cent (0.5%) net smelter returns royalty on 50% of any ore, metal or concentrate produced from the Bachelor Lake Property, such net smelter returns royalty to be calculated and payable in accordance with the terms of schedule B attached hereto. The Assignor and the Assignee hereby acknowledge and agree that the net smelter returns royalty referenced in this subsection 2(d) is not only a contractual right or interest but shall, and it is intended that it shall, bind and run with the right, title and interest in and to the Bachelor Lake Property acquired by the Assignee upon the exercise of the Bachelor Lake Option. The Assignee further hereby acknowledges and agrees that, in the event that the Assignee wishes to transfer all or any portion of its right, title or interest in the Bachelor Lake Property, such transfer shall not be effective unless and until the transferee has delivered to and in favour of the Assignor a written undertaking in a form acceptable to the Assignor whereby such transferee agrees to be bound, to the extent of the right, title or interest transferred, by all of the terms and conditions of this subsection 2(d) and schedule B attached hereto, whereupon the Assignee shall be released from any further obligation or liability in respect of this subsection 2(d) and schedule B attached hereto to the extent of the right, title or interest so transferred. The Assignee hereby agrees that it shall not transfer all or any portion of its right, title or interest in the Bachelor Lake Property unless and until the transferee has delivered to the Assignor a written undertaking in a form acceptable to the Assignor whereby such transferee agrees to be bound, to the extent of the right, title or interest transferred, by all of the terms and conditions of this subsection 2(d) and schedule B attached hereto.

         (e) From the Closing, and subject to the terms of this Agreement, including the representations and warranties of the Assignor made in this Agreement, the Assignee shall be responsible for the Assigned Assets and liable for the Assumed Obligations. Without limitation to the foregoing sentence, from the Closing, the Assignee shall, to the extent that such liabilities, duties or obligations, or the factual circumstances giving rise to such liabilities, duties or obligations, do not constitute a breach of the representations or warranties of the Assignor made in this Agreement (and if such liabilities, duties or obligations, or the factual circumstances giving rise thereto constitute a breach of such representations and warranties, the Assignee shall only be relieved to the extent of such breach), assume and be bound by and liable and responsible for, and undertakes to discharge, perform and fulfill, all liabilities, duties and obligations of the Assignor pursuant to the Option Agreement and the Bachelor Lake Option or related to the Bachelor Lake Property and the Assignee hereby covenants and agrees that the Assignee shall, to the extent that such liabilities, duties or obligations, or the factual circumstances giving rise to such liabilities, duties or obligations, do not constitute a breach of the representations or warranties of the Assignor made in this Agreement (and if such liabilities, duties or obligations, or the factual circumstances giving rise thereto constitute a breach of such representations and warranties, the Assignee shall only be relieved to the extent of such breach), observe and perform all covenants, conditions, agreements and obligations of the Assignor to be observed or performed by the Assignor from the Closing pursuant to the Option Agreement and the Bachelor Lake Option or related to the Bachelor Lake Property. The liabilities and obligations which the Assignee has agreed to assume under this subsection are hereinafter collectively referred to as the "Assumed Obligations".


         (f) The Assignor acknowledges that the Consideration Shares and the Bonus Shares will be subject to a statutory hold period under the Securities Laws of the Province of Ontario and the resale restriction under the policies of the Exchange for a period of four months and one day from the date on which any such shares are issued to the Assignor and that a suitable legend or legends will be placed on the certificates representing the Consideration Shares and the Bonus Shares to reflect the applicable restricted period and statutory hold period to which the Consideration Shares and the Bonus Shares are subject.


3.       REPRESENTATIONS AND WARRANTIES OF THE ASSIGNOR

         (a) The Assignor hereby represents and warrants to the Assignee as follows (and acknowledges that the Assignee is relying on such representations and warranties in entering into this Agreement and in completing the assignment of the Assigned Assets):

                  (i) the Assignor is a corporation existing under the BUSINESS CORPORATIONS ACT (Ontario) and has all necessary corporate power, capacity and authority to enter into this Agreement and each of the Ancillary Documents to be executed and delivered by the Assignor and to complete the transactions contemplated hereby and thereby to be completed by the Assignor;

                  (ii) the Assignor has full corporate power, capacity and authority to own, lease or acquire an interest in and to, and to operate its properties and to carry on its business as now conducted and the Assignor is qualified, authorized, registered or licensed to conduct its business and is in good standing under the laws of each jurisdiction in which it conducts its business or owns, leases or otherwise has an interest in its properties and assets, including the Province of Quebec;

                  (iii) the execution and delivery of this Agreement and each of the Ancillary Documents to be executed and delivered by the Assignor, and the performance of the terms hereof and thereof by the Assignor, have been authorized by all necessary corporate proceedings of the Assignor and each of this Agreement and the Option Agreement constitutes a legal, valid and binding agreement enforceable against the Assignor in accordance with its terms and, upon being executed and delivered, each of the Ancillary Documents to be executed and delivered by the Assignor will constitute a valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms, except in each case to the extent that enforcement may be limited by laws of general application affecting the enforcement of
                           creditor's   rights   and  the   provisions   of  the
                           LIMITATIONS ACT, 2002 (Ontario) and that certain remedies are discretionary in nature and may not be available in all circumstances;

                  (iv) the Assignor has the right to assign the Assigned Assets and all of its right, title, benefit and interest in and to the Assigned Assets, to the Assignee subject to obtaining the consent of Metanor pursuant to subjection 2(j) of the Option Agreement and the execution and delivery of this Agreement and each of the Ancillary Documents to be executed and delivered by the Assignor and the performance of the terms hereof and thereof by the Assignor will not conflict with or result in a breach or violation of any of the provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Assignor is a party or by which the Assignor or any of the assets or properties thereof is bound or conflict with or result in any violation of the provisions of the articles, by-laws or resolutions of the directors (including any committee thereof) or shareholders of the Assignor or of any Applicable Law;

                  (v) none of the sale, assignment or transfer of the Assigned Assets to the Assignee, the execution and delivery of this Agreement or any Ancillary Document by the Assignor, the compliance by the Assignor with the provisions of this Agreement or any Ancillary Document to be executed and delivered by the Assignor or the completion of the transactions contemplated hereby or thereby, do or will require the Assignor to obtain the consent, approval, or authorization, or any order or agreement of, or registration or qualification with, any Governmental Authority or other Person, except the consent of Metanor pursuant to subsection 2(j) of the Option Agreement;

                  (vi) the Assignor has performed all of its obligations required to be performed to the date hereof by the Assignor under the Option Agreement including, but not limited to, incurring an aggregate expenditure of at least $3,000,000 on exploration on the Bachelor Lake Property pursuant to and in accordance with the terms of the Option Agreement (as such expenditures are set out in detail on schedule C attached hereto) and making aggregate payments of $200,000 in accordance with section 1.1 of the Option Agreement, and is not in default under or in breach of, any representation, warranty, covenant, agreement or condition or any other provision set out in the Option Agreement;

                  (vii) to the knowledge of the Assignor, Metanor is the registered or recorded owner of an undivided 100% right, title and interest in and to the Bachelor Lake Property and, upon the exercise and completion of the Bachelor Lake Option in accordance with the terms of the Option Agreement, the holder of the Bachelor Lake Option will be entitled to a 50 per cent undivided legal and beneficial right, title and interest in and to the Bachelor Lake Property subject only to the provisions of the Option Agreement, the royalty granted by GeoNova to Ced-Or Corporation pursuant to the purchase and sale agreement dated March 30, 2001 between GeoNova and Ced-Or Corporation, which royalty was assigned by Ced-Or Corporation to Concopper Enterprises Inc. pursuant to the assignment of royalties dated September 21, 2001 between Ced-Or Corporation, Concopper Enterprises Inc. and GeoNova a copy of which is attached as schedule B to the Option Agreement and to the net smelter return royalty of the Assignor pursuant to subsection 2(d) hereof;

                  (viii) other than the rights of the Assignee set out in this Agreement, to the knowledge of the Assignor, no Person has any Lien, agreement, option, right of first refusal or right, title or interest or any right capable of becoming any of the foregoing, in or to the Bachelor Lake Property, and other than the rights of the Assignee set out in this Agreement, no Person has any Lien, agreement, option, right of first refusal or right, title or interest or any right capable of becoming any of the foregoing, in or to the Bachelor Lake Option, the interest of the Assignor in the Option Agreement or the rights of the Assignor in and under the Option Agreement and, to the knowledge of the Assignor, there are no outstanding tax liabilities (other than accrued taxes which are not yet due) on or in respect of the Bachelor Lake Property;

                  (ix) to the knowledge of the Assignor, the Bachelor Lake Property is in good standing and all amounts required to be expended or work to be performed to maintain the Bachelor Lake Property in good standing have been and will continue to be expended or performed until the Closing;

                  (x) the Assignor is acquiring the Consideration Shares as principal for its own account and is an "accredited investor" within the meaning of Rule 45-501 of the Ontario Securities Commission by virtue of the fact that the Assignor is a company, other than a mutual fund or non-redeemable investment fund, that had net assets of at least $5,000,000 as reflected on its most recently prepared financial statements;

                  (xi) there is no claim, action, suit, proceeding or governmental investigation pending or, to the knowledge of the Assignor, threatened against the Assignor by or before any Governmental Authority or by any other Person which challenges the validity of this Agreement or the Option Agreement or which would be reasonably likely to adversely affect or restrict the Assignor's ability to consummate the transactions contemplated hereby;

                  (xii) other than this Agreement and the sale and purchase agreement dated November 10, 2004 between GeoNova and Metanor (a copy of which is attached hereto as schedule D), there are no agreements, adverse interests or options to acquire or purchase the Bachelor Lake Property, the Bachelor Lake Option or the Option Agreement or any portion thereof to which the Assignor is a party or by which the Assignor is bound, to the knowledge of the Assignor, other than GeoNova and Metanor, no Person has any possessory interest in the Bachelor Lake Property, and, to the knowledge of the Assignor, other than a net smelter returns royalty of up to 2% in favour of Concopper Enterprises Inc. as referred to in the Option Agreement, no Person, is entitled to any royalty or other payment in the nature of a royalty on any minerals, metals or concentrates or any other such products removed or produced from the Bachelor Lake Property;

                  (xiii) to the knowledge of the Assignor, other than with respect to reclamation and closure liabilities and costs, the condition of the Bachelor Lake Property is in material compliance with all Applicable Laws including in respect of any environmental liability related to or arising out of the Bachelor Lake Property;

                  (xiv) to the knowledge of the Assignor, the Assignor has conducted its activities on the Bachelor Lake Property in accordance with all Applicable Laws and has not caused an environmental liability with respect to the Bachelor Lake Property other than those reclamation or rehabilitation obligations ordinarily related to the conduct of preliminary exploration work or dewatering;

                  (xv) to the knowledge of the Assignor, there are no outstanding, pending or threatened, actions, suits or claims affecting or in respect of, or arising out of or in connection with any activities conducted on, in or under, the Bachelor Lake Property, or affecting or in respect of the right, title or interest therein or thereto, or affecting or in respect of the Bachelor Lake Option or the Option Agreement;

                  (xvi) the Assignor has made available to the Assignee all material information in its possession or control relating to the Bachelor Lake Property, or relating to the right, title or interest therein or thereto, or relating to the Bachelor Lake Option or the Option Agreement;

                  (xvii)   the  Assigned   Assets  do  not   constitute  all  or
                           substantially all of the assets of Assignor;

                  (xviii) the Option Agreement and the Bachelor Lake Option are valid and subsisting, in good standing and all material covenants and obligations contained in the Option Agreement to be observed or performed to the date hereof by the Assignor and, to the knowledge of the Assignor, any other party thereto, have been observed and performed to the date hereof;

                  (xix) none of the rights of the Assignor arising under or pursuant to the Option Agreement and the Bachelor Lake Option have been waived nor allowed to lapse over time;

                  (xx) the Assignor has not received notice with respect to, nor is aware of, any matter of fact which with notice or lapse of time or both would constitute, a default of the obligations of the Assignor to the Option Agreement;

                  (xxi) the Assignor is not and at the time of Closing will not be a non-resident of Canada within the meaning of section 116 of the INCOME TAX ACT (Canada); and

                  (xxii) other than as provided in this Agreement, the Assignor has not assigned its right, title and interest in and to the Bachelor Lake Option or the Option Agreement, or any part thereof, to any Person, nor entered into any agreement or granted any right to any person capable of becoming an assignment or right to an assignment of it's right, title and interest in and to the Bachelor Lake Option or the Option Agreement.


4.       REPRESENTATIONS AND WARRANTIES OF THE ASSIGNEE

         (a) The Assignee hereby represents and warrants to the Assignor as follows (and acknowledges that the Assignor is relying on such representations and warranties in entering into this Agreement and in completing the assignment of the Assigned Assets):

                  (i) the Assignee is a corporation existing under the BUSINESS CORPORATIONS ACT (British Columbia) and has all necessary corporate power and capacity to enter into this Agreement and each of the Ancillary
                           Documents to be executed and delivered by the Assignee and to complete the transactions contemplated hereby and thereby to be completed by the Assignee;

                  (ii) the Assignee has full corporate power, capacity and authority to own, lease and operate its properties and to carry on its business as now conducted and the Assignee is qualified, authorized, registered or licensed to conduct its business and is in good standing in the laws of each jurisdiction in which it conducts its business or owns or leases its properties and assets, including the Province of Quebec;

                  (iii) the execution and delivery of this Agreement and each of the Ancillary Documents to be executed and delivered by the Assignee and the performance of the terms hereof and thereof by the Assignee have been authorized by all necessary corporate proceedings of the Assignee and this Agreement constitutes a legal, valid and binding agreement enforceable against Assignee in accordance with its terms and, upon being executed and delivered, each of the Ancillary
                           Documents to be executed and delivered by the Assignee will constitute a valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms, except to the extent that enforcement may be limited by laws of general application affecting the enforcement of
                           creditor's   rights   and  the   provisions   of  the
                           LIMITATIONS ACT, 2002 (Ontario) and that certain remedies are discretionary in nature and may not be available in all circumstances;

                  (iv) the execution and delivery of this Agreement and each of the Ancillary Documents to be executed and delivered by the Assignee and the performance of the terms hereof and thereof by the Assignee will not conflict with or result in a breach or violation of any of the provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Assignee is a party or by which the Assignee or any of the assets or properties thereof is bound or conflict with or result in any violation of the provisions of its articles, by-laws or resolutions of its directors (including any committee thereof) or shareholders or any Applicable Law;

                  (v)      the  Assignee  is a  reporting  issuer in each of the
                           Jurisdictions not in default under the Securities Laws of the Jurisdictions and (i) the Assignee has filed on a timely basis with the securities regulatory authorities in each of the Jurisdictions all forms, reports and documents required to be filed by it pursuant to the Securities Laws of the Jurisdictions and all such filings, when made, complied in all material respects with the Securities Laws of each of the Jurisdictions, and all information required to be stated therein or necessary in light of the circumstances in which they were made, not misleading in any material respect,
                           (ii) as of their respective dates, none of any such filings contained any untrue statement of a material fact or omitted to state a material fact, and (iii) no confidential disclosure has been made by Assignee under any Securities Laws of the Jurisdictions;

                  (vi) the Assignee is, and on the Closing Date will be, a Canadian within the meaning of the INVESTMENT CANADA ACT (Canada), as amended to the Closing Date;

                  (vii) there is no claim, action, suit, proceeding or governmental investigation pending or, to the knowledge of the Assignee, threatened against the Assignee by or before any Governmental Authority or by any other Person which challenges the validity of this Agreement or which would be reasonably likely to adversely affect or restrict the Assignee's ability to consummate the transactions contemplated hereby;

                  (viii) the Assignee is authorized to issue an unlimited number of Common Shares of which 16,757,174 Common Shares are issued and outstanding as fully paid and non-assessable common shares of the Assignee as at the date of this Agreement;

                  (ix) the outstanding Common Shares are listed on the Exchange and no order ceasing or suspending trading in any securities of the Assignee has been issued and no proceedings for such purpose are pending, or to the knowledge of the Assignee, threatened;

                  (x) upon the issue thereof on the Closing Date, the Consideration Shares will be authorized and issued to the Assignor as fully paid and non-assessable Common Shares and will be conditionally approved for listing on the Exchange;

                  (xi) upon the issue thereof in accordance with subsection 2(c) hereof, the Bonus Shares will be authorized and issued to the Assignor as fully paid and non-assessable Common Shares and will be, on the Closing Date conditionally approved for listing on the Exchange;

                  (xii) the issue by the Assignee to the Assignor of the Consideration Shares is, and the issue by the Assignee to the Assignor of the Bonus Shares, if and when issued, will be, exempt from the registration and prospectus requirements of the Securities Laws of the Province of Ontario and no document is required to be filed, proceeding taken or approval, consent or authorization of any regulatory authority required to be obtained by the Assignee in connection therewith other than the Assignee Regulatory Consent provided, however, that the Assignee is required to file with the Ontario Securities Commission within 10 days of the date of issue of each of the Consideration Shares and the Bonus Shares, a report prepared and executed in accordance with Form 45-501F1 prescribed by Rule 45-501 of the Securities Commission in respect of the issue and delivery of the Consideration Shares and the Bonus Shares;

                  (xiii) the Consideration Shares will not be subject to a restricted period or statutory hold period under the Securities Laws of the Province of Ontario or any Jurisdiction or to any resale restriction under the policies of the Exchange which extends beyond four months and one day after the Closing Date (and after the expiry of such four month restricted period, the first trade of Consideration Shares will be exempt from the prospectus requirements of the Securities Laws of the Province of Ontario and each Jurisdiction and no document will be required to be filed and no proceeding taken or approval, permit, consent, order or authorization obtained by the Assignee under the Securities Laws of the Province of Ontario and the Jurisdictions in respect of such first trade), provided that the conditions set out in paragraphs 2.5(2), 4, 5, 6 and 7 of MI 45-102 are satisfied; and

                  (xiv) if and when issued, the Bonus Shares will not be subject to a restricted period or statutory hold period under the Securities Laws of the Province of Ontario or any Jurisdiction or to any resale restriction under the policies of the Exchange which extends beyond four months and one day after the date of issue thereof (and after the expiry of such four month restricted period, the first trade of Bonus

                           Shares will be exempt from the prospectus requirements of the Securities Laws of the Province of Ontario and each Jurisdiction and no document will be required to be filed and no proceeding taken or approval, permit, consent, order or authorization obtained by the Assignee under the Securities Laws of the Province of Ontario and the Jurisdictions in respect of such first trade), provided that the conditions set out in paragraphs 2.5(2), 4, 5, 6 and 7 of MI 45-102 are satisfied.


5.       SURVIVAL OF REPRESENTATIONS AND WARRANTIES

         All of the representations and warranties of the parties hereto contained in this Agreement or in any Ancillary Document shall be true and complete at the time of Closing as if made at the time of Closing. Subject to the following sentence, the representations and warranties of the parties hereto contained in this Agreement or in any Ancillary Document shall survive the Closing and shall continue in full force and effect thereafter for a period of three years after the Closing Date and such representations and warranties shall not merge in any agreement or instrument effecting any of the transactions contemplated hereby. Notwithstanding the preceding sentence the representations and warranties of the Assignee contained in this Agreement or any Ancillary Document with respect to the Bonus Shares shall survive the Closing and shall continue in full force and effect thereafter for a period of three years after the date on which the Bonus Shares are issued to the Assignor.

6.       COVENANTS OF THE ASSIGNOR AND THE ASSIGNEE

         (a)      COVENANTS OF THE ASSIGNEE

                  The Assignee hereby covenants and agrees with the Assignor that the Assignee will:

                  (i) forthwith seek to obtain, in a diligent manner using commercially reasonable efforts, to the extent not already obtained, the necessary regulatory consents from the Exchange and, to the extent necessary, from the Securities Commission for the issue of the Consideration Shares and the Bonus Shares;

                  (ii) forthwith seek to arrange, in a diligent manner using commercially reasonable efforts, the listing of the Consideration Shares and the Bonus Shares, on the Stock Exchange as soon as possible;

                  (iii) forthwith make all necessary filings to obtain all other necessary regulatory and other consents and approvals required in connection with the transactions contemplated by this Agreement;

                  (iv) maintain the listing of the Common Shares on the Exchange and the status thereof as a reporting issuer not in default under the securities legislation of each of the Jurisdictions for a period of 18 months after the Closing Date; and

                  (v) as soon as practicable after the Closing Date (and in any event within the time required) file such documents as may be required under the Securities Laws of the Province of Ontario and each Jurisdiction relating to the issue of the Consideration Shares which, without limiting the generality of the foregoing, shall include a Form 45-501F1 as
                           prescribed   by  Rule   45-501   of  the   Securities
                           Commission.

         (b)      COVENANTS OF ASSIGNOR

                  The Assignor hereby covenants and agrees with the Assignee that the Assignor will:


                  (i) forthwith use its reasonable commercial efforts to obtain all necessary consents, approvals and waivers for the completion of the transactions contemplated hereby required to be obtained by the Assignor, including without limitation, any necessary consent or approval required from any Governmental Authority having jurisdiction in respect of such transactions or any third party consents or approvals as may be necessary under the Option Agreement to the extent not already obtained; and

                  (ii) not sell, transfer, hypothecate or otherwise trade any of the Consideration Shares or Bonus Shares issued to the Assignor hereunder for a period of one year from the date on which any such shares are issued to the Assignor other than pursuant to a take-over bid made for all of the Common Shares, provided that, this section shall not apply to any transfer of Consideration Shares or Bonus Shares to an Affiliate of the Assignor provided that if such transfer to an Affiliate of the Assignor occurs within one year of the date of issue of the Consideration Shares or the Bonus Shares being transferred, such Affiliate agrees in writing with the Assignee at the time of such transfer to be bound by the terms of this paragraph 6(b)(ii).

7.       INTENTIONALLY DELETED

8.       CONDITION PRECEDENT

         (a) The obligation of the Assignor to complete the transactions contemplated hereby and to assign the Assigned Assets to the Assignee is subject to the fulfilment of each of the following conditions:

                  (i) the representations and warranties of the Assignee contained herein shall be true and correct in all material respects as of the Closing Date;

                  (ii) the Assignee shall have performed all covenants and agreements of the Assignee contained in this
                           Agreement to be performed by the Assignee prior to Closing;

                  (iii) all necessary consents and approvals for the completion of the transactions contemplated hereby shall have been obtained in form reasonably satisfactory to the Assignor, including all necessary consents and approvals of the Securities Commission and the Exchange to the issue and listing of the Consideration Shares and the Bonus Shares;

                  (iv) delivery by the Assignee to the Assignor of the Cash Consideration and the certificates representing the Consideration Shares; and

                  (v) delivery by the Assignee to the Assignor of the documents described in subsection 9(b) hereof.

                  The conditions set out in this subsection are for the exclusive benefit of the Assignor and may be waived in whole or in part by the Assignor at any time. If any of the conditions set out in this subsection shall not be fulfilled or performed at or before the Closing or the Closing has not been completed prior to the earlier of May 14, 2005 and the commencement of drilling by the Operator on the Bachelor Lake Property, the Assignor may rescind the obligations thereof under this Agreement by notice in writing to the Assignee and in such event the Assignor shall be released from all of its obligations hereunder.

         (b) The obligation of the Assignee to complete the transactions contemplated hereby and to acquire the Assigned Assets and assume the Assumed Obligations are subject to the fulfillment of each of the following conditions:

                  (i) the representations and warranties of the Assignor contained herein shall be true and complete as of the Closing Date;

                  (ii)     the Assignor  shall have  performed all covenants and
                           agreements   contained   in  this   Agreement  to  be
                           performed by the Assignor prior to Closing;

                  (iii) all necessary consents and approvals for the completion of the transactions contemplated hereby shall have been obtained prior to Closing in form reasonably satisfactory to the Assignee, including all consents required under the terms of the Option Agreement and including all necessary consents and approvals of the Securities Commission and the
                           Exchange to the issue and listing of the Consideration Shares and the Bonus Shares;

                  (iv) the Assignee being satisfied, in its sole discretion, that

                           A. Metanor has consented in favour of the Assignee in writing prior to Closing to the assignment by the Assignor to the Assignee, and the assumption by the Assignee, all as contemplated by this Agreement and on terms that are satisfactory to the Assignee;

                           B. at the time of Closing, Metanor has confirmed in writing that it holds an undivided 100% legal and beneficial right, title and interest in and to the Bachelor Lake Property, free and clear of all Liens; and

                           C. at the time of Closing, the Option Agreement and the Bachelor Lake Option are valid and subsisting and is in full force and effect, unamended free and clear of all Liens and no material default exists thereunder;

                  (v) delivery by the Assignor to the Assignee of the documents described in subsection 9(c) hereof.

                  The conditions set out in this subsection are for the exclusive benefit of the Assignee and may be waived in whole or in part by the Assignee at any time. If any of the conditions set out in this subsection shall not be fulfilled or performed at or before the Closing or the Closing has not been completed prior to the earlier of May 14, 2005 and the commencement of drilling by the Operator on the Bachelor Lake Property, the Assignee may rescind the obligations thereof under this Agreement by notice in writing to the Assignor and in such event the Assignee shall be released from all of its obligations hereunder.

9.       CLOSING

         (a) The completion of the transactions contemplated hereby shall take place at 10:00 a.m. (Toronto Time) on the Closing Date at the offices of Fraser Milner Casgrain LLP, Suite 3900, 1 First Canadian Place, 100 King Street West, Toronto, Ontario, M5X 1B2.

         (b)      At the Closing, the Assignee shall deliver to the Assignor:

                  (i) a certificate of an officer of the Assignee dated the Closing Date certifying that as of the Closing Date the representations and warranties of the Assignee contained in this Agreement are true and correct in all material respects and all covenants and agreements required by this Agreement to be performed or complied with by the Assignee prior to or at the Closing have been performed and complied with except as otherwise specifically agreed by the Assignor;

                  (ii) all documents, in form and substance satisfactory to the Assignor, acting reasonably, required under the Option Agreement and the laws of the Province of Quebec to validly effect the transfer and assignment of the Assigned Assets to the Assignee and required to be executed by the Assignee (such documents to be executed by the Assignee and to be in registerable form to the extent required);

                  (iii) a certificate or certificates representing the Consideration Shares, registered in the name of the Assignor or as the Assignor may otherwise direct (the Assignor acknowledging that a suitable legend or legends will be placed on such certificates to reflect the applicable restricted period and statutory hold period to which the Consideration Shares are subject);

                  (iv) a certified cheque or bank draft representing the aggregate of the Cash Consideration (or the Assignee shall otherwise arrange to pay the Cash Consideration to the Assignor by wire transfer or other means acceptable to the Assignor);

                  (v) an assignment and assumption agreement, in form and substance satisfactory to the Assignor and the Assignee, each acting reasonably, regarding the assumption by the Assignee of the Assumed Obligations executed by the Assignee;

                  (vi) the consent of Metanor to the assignment of the Assigned Assets to the Assignee pursuant to subsection 2(j) of the Option Agreement and the assumption by the Assignee of the Assumed Obligations;

                  (vii) release by Metanor of the Assignor in connection with all liabilities and obligations of the Assignor under and in connection with the Option Agreement; and

                  (viii) such further documents as may be contemplated by this Agreement or as the Assignor may reasonably require.


         (c)      At the Closing, the Assignor shall deliver to the Assignee:



                  (i) a certificate of an officer of the Assignor dated the Closing Date certifying that as of the Closing Date the representations and warranties of the Assignor respectively contained in this Agreement are true and correct in all material respects and all covenants and agreements required by this Agreement to be performed or complied with by the Assignor respectively prior to or at the Closing have been performed and complied with except as otherwise specifically agreed by the Assignee;

                  (ii) all documents, in form and substance satisfactory to the Assignee, acting reasonably, including in registrable or recordable form, required under the Option Agreement and the laws of the Province of Quebec to validly effect the transfer and assignment, and to register or record notice against title to the Bachelor Lake Property of the transfer and assignment, of the Assigned Assets to the Assignee;

                  (iii) all forms required by the Exchange and such other forms, if any, as are required by the Securities Commission in respect of the acquisition by the Assignor of the Consideration Shares and the Bonus Shares;

                  (iv) an assignment and assumption agreement, in form and substance satisfactory to the Assignor and the Assignee, each acting reasonably, regarding the assumption by the Assignee of the Assumed Obligations executed by the Assignee;

                  (v) the consent of Metanor to the assignment of the Assigned Assets to the Assignee pursuant to subsection 2(j) of the Option Agreement and the assumption by the Assignee of the Assumed Obligations, together with the other written confirmations of Metanor pursuant to subsection 8(b)(iv) of this Agreement;

                  (vi) release by Metanor of the Assignor in connection with all liabilities and obligations of the Assignor under and in connection with the Option Agreement; and

                  (vii) such further documents as may be contemplated by this Agreement or as the Assignee may reasonably require.

         (d) Where the consent or approval of any Governmental Authority or any registration is required for the transfer or assignment of any of the Assigned Assets to the Assignee and such consent or approval has not been obtained or such registration has not been made on or before the Closing Date and the Assignee and the Assignor have waived the delivery of such consent or approval as a condition precedent to the completion of the Closing, then the Assignor shall hold such Assigned Asset in trust for the Assignee pending receipt of such consent or approval or such registration; provided that the sole obligation of the Assignor will be to hold such Assigned Asset and, at the request and expense of the Assignee, to perform such acts in compliance with Applicable Laws as an owner of such Assigned Asset would perform. The maximum period of time that the Assignor shall be required to hold any Assigned Asset pursuant to this subsection 9(d) shall be for one year after the Closing Date.

10.      INDEMNITY

         (a) The Assignee hereby agrees to indemnify and save harmless the Assignor from all Losses suffered or incurred by the Assignor directly or indirectly as a result of, arising out of, associated with or in connection with:

                  (i) the Assignor having held a right, title or interest in and to, or the Assignor having exercised any right pursuant to, the Assigned Assets;

                  (ii) any failure to assume or discharge, perform or fulfill any of the Assumed Obligations;

                  (iii) a breach of any representation or warranty made by the Assignee in this Agreement; or

                  (iv) a breach by the Assignee of any of its covenants or obligations in this Agreement.

         (b) The Assignor hereby agrees to indemnify and save harmless the Assignee from all Losses suffered or incurred by the Assignee directly or indirectly as a result of, arising out of, associated with or in connection with:

                  (i) a breach of any representation or warranty made by the Assignor in this Agreement; or

                  (ii) a breach by the Assignor of any of its covenants or obligations in this Agreement.

11.      INTENTIONALLY DELETED

12.      CONFIDENTIAL INFORMATION


         (a) Except as specifically otherwise provided for herein, each party hereto will keep confidential the terms of, and all information with respect to, this Agreement and all other information received in conjunction with this Agreement and will refrain from using such information other than for activities contemplated hereunder or from publicly disclosing such terms and information unless required by law or regulation or by the rules or policies of any regulatory authority or stock exchange having jurisdiction, or with the written consent of the other party hereto, such consent not to be unreasonably withheld. The provisions of this section 12 do not apply to information which is or becomes part of the public domain other than through a breach of the terms hereof by a party hereto. Nothing in this section 12 shall prevent either party hereto from making any disclosure with respect to this Agreement, or filing a copy of this Agreement, pursuant to any requirement of the Securities Laws or from disclosing information to an Affiliate, or an employee, agent or consultant of a party hereto for purposes related to the administration of this Agreement or to a third party for purposes of a transaction or reorganization, financing, review of materials, data and results by a consultant and similar matters provided that the person or company to whom disclosure is made shall first agree in writing to be bound by these provisions of confidentiality.

         (b) Where a request is made for permission to disclose information hereunder, a reply thereto will be made within three Business Days after receipt of such request, failing which the party hereto requesting such permission will be entitled to disclose such information in the limited circumstances specified in such request as if such consent had been given.

         (c) The parties hereto will consult with each other prior to issuing any press release or other public statement regarding this terms of this Agreement. In addition, each party hereto will obtain prior approval from the other party hereto before issuing any press release or public statement using the name of the other party hereto or of any of the officers, directors or employees of the other party hereto.

13.               GENERAL

         (a) The expenses incurred by each party hereto in connection with this Agreement and the transactions contemplated hereby shall be borne by such party.

         (b) Time shall be of the essence of this Agreement and each of the terms and conditions of this Agreement.

         (c) This Agreement shall not be assigned by either party hereto without the prior written consent of the other party hereto.

         (d) Any notice to be given to one party hereto by any other party hereto may be sent by facsimile or e-mail or may be personally delivered and all payments on account of the smelter returns royalty payable under subsection 2(d) hereof shall be made to the Assignor, as follows:

                           in the case of the Assignor:

                           Wolfden Resources Inc.
                           309 Court Street South
                           Thunder Bay, Ontario
                           P7B 2Y1
                           Attention:  Chief Financial Officer
                           Fax:  (807) 345-0284

                           in the case of the Assignee:

                           Halo Resources Ltd.
                           1305 - 1090 West Georgia Street
                           Vancouver, British Columbia
                           V6E 3V7
                           Attention:  Marc Cernovitch, President
                           Fax:  (604) 601-8209

         (e) Each party hereto shall from time to time and at all times after the Closing Date at the request of the other party hereto, but without further consideration, do, or cause to be done, all such acts and things and execute and deliver, or cause to be executed and delivered, all such further agreements, transfers, assurances, instruments or documents as shall be reasonably required in order to fully perform and carry out the provisions and intent of this Agreement.

         (f) No party hereto shall be liable for or otherwise incur any obligation to any other party hereto in respect of any commissions or finder's fees to any broker, intermediary or finder payable in connection with any transaction contemplated hereby.

         (g) If any one or more of the provisions of this Agreement are held to be illegal, invalid or unenforceable for any reason, then such illegality, invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision or provisions had never been contained herein.

         (h) This Agreement supersedes the heads of agreement dated November 12, 2004 between the Assignor and the Assignee, and all understandings and agreements heretofore made by the parties hereto (including such agreement) in respect of the transactions contemplated hereby are merged in the Agreement and of no further effect.

         (i) This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         (j) The provisions of this Agreement may only be amended with the written consent of each of the parties hereto. No waiver of any provision of this Agreement shall be effective, unless in writing, and no waiver of any provision of this Agreement shall constitute a waiver of any other provision of this Agreement or, unless expressly provided in writing, constitute a continuing waiver.

         (k) The parties hereto acknowledge and confirm that they have requested that this Agreement as well as all notices and other documents contemplated hereby be drawn up in the English language. Les parties aux presentes reconnaissent et conferment qu'elles ont convenu que la presente convention ainsi que tous les avis et documents qui s'y rattachent soient rediges dans la lnague anglaise.

         (l) This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Province of Ontario and the laws of Canada applicable therein and each party hereto hereby irrevocably attorns to the jurisdiction of the courts of the Province of Ontario in respect of all matters arising from the transactions contemplated hereby.

         (m) This Agreement may be executed in counterparts and, upon the execution of one such counterpart by each party hereto, such counterparts shall together constitute one agreement and shall be construed as if all parties hereto had executed one copy of this Agreement.

IN WITNESS WHEREOF this Agreement is effective as of the day and year first above written.


                                         WOLFDEN RESOURCES INC.

                                         By:

                                         ____________________________________
                                         John Seaman
                                         Chief Financial Officer


                                         HALO RESOURCES LTD.

                                         By:

                                         ____________________________________
                                         Marc Cernovitch
                                         President

                        LIST OF SCHEDULES [NOT ATTACHED]





         SCHEDULE A        OPTION AGREEMENT

         SCHEDULE B        CORPORATION CED-OR NSR AGREEMENT

         SCHEDULE C        DETAILS OF ASSIGNOR'S EXPENDITURES

         SCHEDULE D        SALE AND PURCHASE AGREEMENT
                           DATED NOVEMBER 10, 2004
                           BETWEEN GEONOVA AND METANOR